Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2013
Minimum Future Lease Payments Under Operating Leases

As at December 31, 2013, the Company’s commitments under operating leases were estimated at $684 million in aggregate, with minimum annual payments in each of the next five years and thereafter as follows:

(in millions of Canadian dollars)	Operating leases

2014	$121
2015	102
2016	85
2017	66
2018	54
Thereafter	256

Total minimum lease payments	$684